Deferred royalty obligation	9 Months Ended
Sep. 30, 2022
Deferred Royalty Obligation [Abstract]
Deferred royalty obligation	Deferred royalty obligation
On August 25, 2021, the Company entered into a royalty purchase agreement with HCR for up to USD 325.0 million of which the Company received gross proceeds of USD 225.0 million during 2021 and is eligible to receive an additional USD 100.0 million upon the occurrence of certain commercial milestones.
The table below provides a rollforward of the Company’s debt obligation relating to the royalty purchase agreement.

(in KUSD)
January 1, 2022	225,477
Less: royalty payments	5,656
Plus: interest expense	17,356
Less: cumulative catch-up adjustment, Financial income (expense), net	16,033
September 30, 2022	221,144

January 1, 2021	—
Proceeds from the sale of future royalties	225,000
Less: transaction costs	6,998
Less: royalty payments	213
Plus: interest expense	6,752
Plus: cumulative catch-up adjustment, Financial expense	936
December 31, 2021	225,477
The Company recorded a liability relating to the initial gross proceeds received less transaction costs. The Company will record additional liabilities upon the receipt of eligible amounts when such contingent events occur. To determine the accretion of the liability related to the deferred royalty obligation, the Company is required to estimate the total amount of future royalty payments and estimated timing of such payment to HCR based on the Company's revenue projections. Based on the Company's initial revenue projections, the Company used an independent valuation firm to assist in determining the total amount of future royalty payments and estimated timing of such payment to HCR using an option pricing Monte Carlo simulation model. The amount ultimately received by the Company will be accreted to the total amount of the royalty payments necessary to extinguish the Company’s obligation under the agreement, which will be recorded as interest expense over the life of the royalty purchase agreement. The estimate of this total interest expense resulted in an EIR of 10%. As royalty payments are made to HCR, the balance of the debt obligation will be effectively repaid over the life of the royalty purchase agreement.
Based on the Company's periodic review, the exact amount and timing of repayment is likely to be different each reporting period as compared to those estimated based on the Company's initial revenue projections. A significant increase or decrease in actual net sales of ZYNLONTA compared to the Company’s revenue projections, and regulatory approval and commercialization of Cami, as well as ZYNLONTA in other indications as well as licensing revenue could change the royalty rate and royalty cap due to HCR, which could materially impact the debt obligation as well as interest expense associated with the royalty purchase agreement. Also, the Company’s total obligation to HCR can vary depending on the achievement of the sales milestones as well as the timing of a change in control event. The Company will periodically assess the expected payments to HCR based on its underlying revenue projections and to the extent the amount or timing of such payments is materially different than its initial estimates it will record a cumulative catch-up adjustment.
Based on the Company's 2022 strategic planning decisions including updated development plans, the Company updated the valuation model during the first quarter of 2022, which resulted in a cumulative catch-up adjustment of KUSD 18,288 recorded as Financial income within the unaudited condensed consolidated interim statement of operations for the three months ended March 31, 2022. The Company updated the valuation model in the second quarter of 2022 for revised revenue forecasts, which had the effect of reducing the Company’s deferred royalty obligation, as well as including upfront and downstream milestone payments related to the Sobi exclusive license agreement, which had the effect of increasing the Company’s deferred royalty obligation. As a result of the updated valuation model in the second quarter of 2022, the Company recorded a non-material cumulative catch-up adjustment recorded as Financial expense within the unaudited condensed consolidated interim statement of operations for the three months ended June 30, 2022. In the third quarter of
2022, the Company updated the valuation model for actual net sales reported in the third quarter 2022, as well as refined the estimated timing of receipt for the downstream milestone payments related to the Sobi exclusive license agreement, which had the effect of increasing the Company’s deferred royalty obligation. As a result of the updated valuation model used in the third quarter of 2022, the Company recorded a KUSD 2,175 cumulative catch-up adjustment as Financial expense within the unaudited condensed consolidated interim statement of operations for the three months ended September 30, 2022. Under the cumulative catch-up method, the EIR is not revised when actual or estimated net sales differ from those estimated as of the inception of the debt obligation. Instead, the carrying amount of the debt obligation is adjusted to an amount equal to the present value of the estimated remaining future payments, discounted by using the original EIR, 10%, as of the date on which the estimate changes.
Schedule of borrowings
Transaction costs have been allocated to the above two components. Transaction costs associated to the warrant obligation have been charged directly to the unaudited condensed consolidated interim statement of operations, while transaction costs associated to the residual loan have been deducted from the loan. See further illustration in table below:

in KUSD	Warrant obligation	Residual loan	Total
Loan Principal	3,957	116,043	120,000
Transaction costs	(245)	(7,187)	(7,432)
Carrying value of loan at issuance		108,856
The following table summarizes the interest expense recorded on the convertible loan for the three and nine months ended September 30, 2022 and 2021:

	Three months ended September 30,		Nine months ended September 30,
(in KUSD)	2022	2021	2022	2021
Deerfield First Tranche	1,132	2,142	5,664	6,184
Deerfield Second Tranche	404	819	2,020	1,209
Total	1,536	2,961	7,684	7,393
The table below provides a rollforward of the Company’s debt obligation relating to the royalty purchase agreement.

(in KUSD)
January 1, 2022	225,477
Less: royalty payments	5,656
Plus: interest expense	17,356
Less: cumulative catch-up adjustment, Financial income (expense), net	16,033
September 30, 2022	221,144

January 1, 2021	—
Proceeds from the sale of future royalties	225,000
Less: transaction costs	6,998
Less: royalty payments	213
Plus: interest expense	6,752
Plus: cumulative catch-up adjustment, Financial expense	936
December 31, 2021	225,477